CCA48KSE



             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                           Form 8K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



DATE OF REPORT: NOVEMBER 24, 2003





                    CCA Industries, Inc.

     (Exact Name of Registrant as Specified in Charter)

                          DELAWARE

      (State or other jurisdiction of incorporation or
                        organization)

                          2-85538-B

                  (Commission File Number)

                         04-2795439

            (IRS Employer Identification Number)

 200 Murray Hill Parkway, East Rutherford, New Jersey 07073

     (Address of principal executive offices, zip code)

                       (201) 330-1400

     (Registrant's telephone number including area code)


8KNovember2003             - 1 -

Item 3.

Reference is made to the Company's 8K Form filed with the Securities and Exchange Commission dated May 22, 2002 and
November  22,  2002  that  referred  to  phenylpropanolamine
("PPA") litigations.

On  October 4, 2003, the Court in the United States District
Court, Western District of Washington at Seattle dismissed with prejudice five of the cases commenced in Louisiana that named CCA Industries, Inc. as a defendant:

          Annie Landry, et al v. Bayer Corporation, et al
          Leslie Ackel, et al v. Bayer Corporation, et al
          Betty Everidge, et al v. Bayer Corporation, et al
          McCullogh v. American Home Products, et al
          Rowe, et al v. Bayer Corporation, et al


On  November  14, 2003, the Superior Court  of  New  Jersey,
Middlesex County: Law Division Civil Action dismissed with prejudice a case in New Jersey in which CCA Industries, Inc.
was named as a defendant:

          Jeanne Marie Cole v. CCA Industries, Inc., et al



                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2003


     CCA Industries, Inc.
     Registrant



By:  Ira W. Berman
     Ira W. Berman, Secretary




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